                                                                    Exhibit 99.4

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                      247,366.95
        Available Funds:
          Contract Payments due and received in this period                                                   3,303,000.63
          Contract Payments due in prior period(s) and received in this period                                  304,895.98
          Contract Payments received in this period for next period                                              94,095.66
          Sales, Use and Property Tax, Maintenance, Late Charges                                                 97,436.49
          Prepayment Amounts related to early termination in this period                                      1,016,996.88
          Servicer Advance                                                                                      194,178.73
          Proceeds received from recoveries on previously Defaulted Contracts                                         0.00
          Transfer from Reserve Account                                                                           3,430.77
          Interest earned on Collection Account                                                                   2,850.62
          Interest earned on Affiliated Account                                                                     343.53
          Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                                      0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                               0.00
          Amounts paid under insurance policies                                                                       0.00
          Any other amounts                                                                                           0.00
                                                                                                             -------------
        Total Available Funds                                                                                 5,264,596.24
        Less: Amounts to be Retained in Collection Account                                                      253,921.14
                                                                                                             -------------
        AMOUNT TO BE DISTRIBUTED                                                                              5,010,675.10
                                                                                                             =============
        DISTRIBUTION OF FUNDS:

          1. To Trustee -  Fees                                                                                       0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                         304,895.98
          3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

               a) Class A1 Principal and Interest                                                                     0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                 0.00
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                                 0.00
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                         3,031,955.43
               b) Class B Principal and Interest                                                                 51,618.58
               c) Class C Principal and Interest                                                                103,579.41
               d) Class D Principal and Interest                                                                 69,816.13
               e) Class E Principal and Interest                                                                 92,333.25

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                  0.00
          5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                 1,130,438.41
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   86,565.57
               c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         3,430.77
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts         100,630.64
          7. To Servicer, Servicing Fee and other Servicing Compensations                                        35,410.93
                                                                                                             -------------
        TOTAL FUNDS DISTRIBUTED                                                                               5,010,675.10
                                                                                                             =============

                                                                                                             -------------
        End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                                       253,921.14
                                                                                                             =============


II.   RESERVE ACCOUNT


Beginning Balance                                                                                            $4,104,190.93
          - Add Investment Earnings                                                                               3,430.77
          - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                            0.00
          - Less Distribution to Certificate Account                                                              3,430.77
                                                                                                             -------------
End of period balance                                                                                        $4,104,190.93
                                                                                                             =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $4,104,190.93
                                                                                                             =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003



III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                Pool A                                                                          64,555,649.61
                Pool B                                                                          18,541,782.84
                                                                                                --------------
                                                                                                                    83,097,432.45

Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                  382,761.21
Class A Monthly Interest - Pool B                                                                  109,937.32

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               1,637,263.51
Class A Monthly Principal - Pool B                                                                 901,993.39
                                                                                                -------------
                                                                                                                    2,539,256.90

Ending Principal Balance of the Class A Notes

                Pool A                                                                          62,918,386.10
                Pool B                                                                          17,639,789.45
                                                                                                -------------
                                                                                                                    -------------
                                                                                                                    80,558,175.55
                                                                                                                    =============

Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $240,779,000    Original Face $240,779,000      Balance Factor
         $ 2.046269                $ 10.546007                  33.457310%



IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                Class A1                                                                                  0.00
                Class A2                                                                                  0.00
                Class A3                                                                                  0.00
                Class A4                                                                         83,097,432.45
                                                                                                 -------------

Class A Monthly Interest                                                                                            83,097,432.45
                Class A1 (Actual Number Days/360)                                                         0.00
                Class A2                                                                                  0.00
                Class A3                                                                                  0.00
                Class A4                                                                            492,698.53
                                                                                                 -------------

Class A Monthly Principal

                Class A1                                                                                  0.00
                Class A2                                                                                  0.00
                Class A3                                                                                  0.00
                Class A4                                                                          2,539,256.90
                                                                                                 -------------
                                                                                                                     2,539,256.90

Ending Principal Balance of the Class A Notes

                Class A1                                                                                  0.00
                Class A2                                                                                  0.00
                Class A3                                                                                  0.00
                Class A4                                                                         80,558,175.55
                       -                                                                         -------------      -------------
                                                                                                                    80,558,175.55
                                                                                                                    =============


Class A4


Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $85,804,000        Original Face $85,804,000         Balance Factor
       $ 5.742139                     $ 29.593689                      93.886271%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

V.    CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes

                            Pool A                                                  1,100,252.43
                            Pool B                                                    315,993.58
                                                                                    ------------
                                                                                                               1,416,246.01
        Class B Overdue Interest, if any                                                    0.00
        Class B Monthly Interest - Pool A                                               6,475.90
        Class B Monthly Interest - Pool B                                               1,859.89
        Class B Overdue Principal, if any                                                   0.00
        Class B Monthly Principal - Pool A                                             27,907.90
        Class B Monthly Principal - Pool B                                             15,374.89
                                                                                    ------------
                                                                                                                  43,282.79
        Ending Principal Balance of the Class B Notes
                            Pool A                                                  1,072,344.53
                            Pool B                                                    300,618.69
                                                                                    ------------               ------------
                                                                                                               1,372,963.22
                                                                                                               ============


   Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
   Original Face $4,104,000     Original Face $4,104,000        Balance Factor
         $ 2.031138                    $ 10.546489                 33.454269%



VI.   CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes

                                    Pool A                                         2,200,504.88
                                    Pool B                                           631,987.17
                                                                                   ------------

                                                                                                               2,832,492.05

         Class C Overdue Interest, if any                                                  0.00
         Class C Monthly Interest - Pool A                                            13,217.70
         Class C Monthly Interest - Pool B                                             3,796.14
         Class C Overdue Principal, if any                                                 0.00
         Class C Monthly Principal - Pool A                                           55,815.80
         Class C Monthly Principal - Pool B                                           30,749.77
                                                                                   ------------
                                                                                                                  86,565.57

         Ending Principal Balance of the Class C Notes

                                    Pool A                                         2,144,689.08
                                    Pool B                                           601,237.40
                                                                                   ------------                ------------
                                                                                                               2,745,926.48
                                                                                                               ============



  Interest Paid Per $1,000        Principal Paid Per $1,000     Ending Principal
  Original Face $8,208,000        Original Face $8,208,000      Balance Factor
         $ 2.072836                     $ 10.546488                 33.454270%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                  1,467,003.25
                                          Pool B                                    421,324.78
                                                                                  ------------
                                                                                                              1,888,328.03
           Class D Overdue Interest, if any                                               0.00
           Class D Monthly Interest - Pool A                                          9,404.71
           Class D Monthly Interest - Pool B                                          2,701.04
           Class D Overdue Principal, if any                                              0.00
           Class D Monthly Principal - Pool A                                        37,210.53
           Class D Monthly Principal - Pool B                                        20,499.85
                                                                                  ------------
                                                                                                                 57,710.38
           Ending Principal Balance of the Class D Notes
                                          Pool A                                  1,429,792.72
                                          Pool B                                    400,824.93
                                                                                  ------------                -------------
                                                                                                              1,830,617.65
                                                                                                              =============

Interest Paid Per $1,000       Principal Paid Per $1,000               Ending Principal
Original Face $5,472,000       Original Face  $5,472,000               Balance Factor
              $ 2.212308                     $ 10.546488                     33.454270%




VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                                  1,833,754.05
                                          Pool B                                    526,655.98
                                                                                  ------------
                                                                                                              2,360,410.03
           Class E Overdue Interest, if any                                               0.00
           Class E Monthly Interest - Pool A                                         15,689.29
           Class E Monthly Interest - Pool B                                          4,505.98
           Class E Overdue Principal, if any                                              0.00
           Class E Monthly Principal - Pool A                                        46,513.17
           Class E Monthly Principal - Pool B                                        25,624.81
                                                                                  ------------
                                                                                                                 72,137.98
           Ending Principal Balance of the Class E Notes
                                          Pool A                                  1,787,240.88
                                          Pool B                                    501,031.17
                                                                                  ------------                ------------
                                                                                                              2,288,272.05
                                                                                                              ============


Interest Paid Per $1,000       Principal Paid Per $1,000               Ending Principal
Original Face $6,840,000       Original Face  $6,840,000               Balance Factor
              $ 2.952525                     $ 10.546488                     33.454270%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                  2,201,684.82
                                          Pool B                                    632,536.13
                                                                                  ------------
                                                                                                              2,834,220.95
           Residual Interest - Pool A                                             1,046,254.79
           Residual Interest - Pool B                                                84,183.62
           Residual Principal - Pool A                                               55,815.80
           Residual Principal - Pool B                                               30,749.77
                                                                                  ------------
                                                                                                                 86,565.57
           Ending Residual Principal Balance
                                          Pool A                                  2,145,869.02
                                          Pool B                                    601,786.36
                                                                                  ------------                ------------
                                                                                                              2,747,655.38
                                                                                                              ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                     35,410.93
            - Servicer Advances reimbursement                                                                   304,895.98
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   100,630.64
                                                                                                              ------------
           Total amounts due to Servicer                                                                        440,937.55
                                                                                                              ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                  73,358,848.99

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                    0.00

     Decline in Aggregate Discounted Contract Balance                                                                1,860,526.72
                                                                                                                    -------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                     71,498,322.27
                                                                                                                    =============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                                 990,326.58

         - Principal portion of Prepayment Amounts                                                       870,200.14

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                         0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                              0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                       0.00
                                                                                                       ------------
                                         Total Decline in Aggregate Discounted Contract Balance        1,860,526.72
                                                                                                       ============


POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                  21,070,280.46

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                    0.00

     Decline in Aggregate Discounted Contract Balance                                                                1,024,992.49
                                                                                                                    -------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                     20,045,287.97
                                                                                                                    =============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                                 877,719.40

         - Principal portion of Prepayment Amounts                                                       147,273.09

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                         0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                              0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                       0.00
                                                                                                       ------------
                                         Total Decline in Aggregate Discounted Contract Balance        1,024,992.49
                                                                                                       ============
                                                                                                                    -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   91,543,610.24
                                                                                                                    =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A

                                                                                                          Predecessor
                                                               Discounted                Predecessor      Discounted
  Lease #               Lessee Name                            Present Value             Lease #          Present Value
  -------               -----------                            -------------             -------          -------------
                        NONE

                                                                ------------                              ---------------
                                                   Totals:      $       0.00                              $          0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $          0.00
  b) ADCB OF POOL A AT CLOSING DATE                                                                       $186,735,373.96
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES  [ ]           NO  [X]



  POOL B

                                                                                                          Predecessor
                                                               Discounted                Predecessor      Discounted
  Lease #               Lessee Name                            Present Value             Lease #          Present Value
  -------               -----------                            -------------             -------          -------------
                        NONE

                                                               -------------                              --------------
                                                   Totals:     $        0.00                              $         0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $         0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                       $86,877,354.94
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                    0.00%

 *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
  TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES  [ ]           NO  [X]

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING

                                                                                                                    Predecessor
                                                                                    Discounted       Predecessor     Discounted
        Lease #          Lessee Name                                                Present Value      Lease #      Present Value
        -------          -----------                                                -------------      -------      -------------
        1528-004         U.S. Neurological, Inc.                                    $  194,560.17      2042-202    $    981,403.44
        2826-001         Newark Health Imaging, L.L.C.                              $  789,368.50
        2875-008         MRI of River North, INC. et al                             $  735,842.45      2314-004    $    707,303.41
        2709-202         Symmorphix, Inc.                                           $  390,173.53      2041-201    $    526,898.39
        2712-201         Matric Semiconductor, Inc.                                 $  123,333.71      2041-202    $     87,853.47
        2712-202         Matric Semiconductor, Inc.                                 $  102,100.09
        3323-001         Open MRI Ohio I Ventures L.L.C.                            $1,018,210.69      2659-001    $    567,212.03
                         Cash                                                       $  116,213.37      2660-001    $    567,212.03
        3694-003         Community Radiology of Virginia, Inc.                      $  607,349.06       973-021    $    154,974.48
        3698-002         Advanced Medical Imaging Center, Inc.                      $  506,124.29       973-022    $     31,639.99
        3702-002         USDL Pittsburgh Inc & USDL Pittsburgh Holding              $1,418,075.66       973-023    $     49,476.32
                                                                                                        973-026    $     56,668.18
                                                                                                       1969-102    $    487,002.62
                                                                                                       2590-001    $  1,261,454.31
                                                                                                       1081-501    $    326,796.30
                                                                                                       1081-503    $    124,052.91
                                                                                    -------------                  ---------------
                                                                           Totals:  $6,001,351.52                  $  5,929,947.88

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               5,929,947.88
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $186,735,373.96
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES  [ ]           NO  [X]


        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                    Predecessor
                                                                                    Discounted       Predecessor     Discounted
        Lease #          Lessee Name                                                Present Value     Lease #       Present Value
        -------          -----------                                                -------------     -------       -------------
        3313-001         Open MRI Missouri Ventures, LLC                            $1,103,064.69      1004-501    $     60,739.26
        3313-003         Open MRI Missouri Ventures, LLC                            $1,035,735.31      1004-502    $     60,739.26
        3309-002         Open MRI Illinois Ventures, LLC                            $  998,471.79      2786-001    $  3,010,223.86
        3702-005         USDL Pittsburgh Inc & USDL Pittsburgh Holding              $  911,603.03      2140-501    $  1,338,784.65
        3718-001         USD Dayton, Inc., and USD Dayton Holding                   $  809,799.02      2445-002    $    224,427.12
                                                                                                       2671-001    $     75,159.10
                                                                                    -------------                  ---------------
                                                                           Totals:  $4,858,673.84                  $  4,770,073.25

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $  4,770,073.25
        b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 86,877,354.94
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      5.49%

       *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
        THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES  [ ]           NO  [X]

'                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XV.    POOL PERFORMANCE MEASUREMENTS

1.                       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
         This Month                                    354,584.24             This Month                       91,543,610.24
         1 Month Prior                                 993,007.15             1 Month Prior                    94,429,129.45
         2 Months Prior                                348,733.80             2 Months Prior                  101,801,520.67

         Total                                       1,696,325.19             Total                           287,774,260.36

         a) 3 MONTH AVERAGE                            565,441.73             b) 3 MONTH AVERAGE               95,924,753.45

         c) a/b                                              0.59%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                           Yes          No     X
                                                                                                               ---------   ---------
3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                             Yes          No     X
                                                                                                               ---------   ---------
         B. An Indenture Event of Default has occurred and is then continuing?                             Yes          No     X
                                                                                                               ---------   ---------

4.       Has a Servicer Event of Default occurred?                                                         Yes          No     X
                                                                                                               ---------   ---------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                                  Yes          No     X
                                                                                                               ---------   ---------
         B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
              not remedied within 90 days?                                                                 Yes          No     X
                                                                                                               ---------   ---------
         C. As of any Determination date, the sum of all defaulted contracts since the Closing date
              exceeds 6% of the ADCB on the Closing Date?                                                  Yes          No     X
                                                                                                               ---------   ---------

6.       Aggregate Discounted Contract Balance at Closing Date                                         Balance  $  273,612,728.90
                                                                                                               ------------------


         DELINQUENT LEASE SUMMARY

                  Days Past Due      Current Pool Balance         # Leases
                  -------------      --------------------         --------
                        31 - 60              1,487,379.71               31
                        61 - 90                694,999.93                8
                       91 - 180                354,584.24               27



         Approved By:
         Matthew E. Goldenberg
         Director
         Structured Finance and Securitization